Income Taxes - Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred tax assets:
Net operating loss carryforwards	$ 24,941	$ 18,540
Depreciation and amortization	4,878	4,121
Accrued expenses	141	1,484
Capitalized start-up costs	9,143	7,942
R&D credits	312	243
Other	1,155	808
Deferred tax assets before valuation allowance	40,570	33,138
Valuation allowance	$ (40,570)	$ (33,138)